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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


                                  JUNE 2, 2003
                            (Date of report; date of
                            earliest event reported)


                       COMMISSION FILE NUMBER: 333-105077


                         CAPITAL AUTO RECEIVABLES, INC.
             (Exact name of registrant as specified in its charter)


             DELAWARE                                     38-3082892
  (State or other jurisdiction of                      (I.R.S. Employer
  incorporation or organization)                      Identification No.)


                    C/O GENERAL MOTORS ACCEPTANCE CORPORATION
                       ATTENTION: JEROME B. VAN ORMAN, JR
                             200 RENAISSANCE CENTER
                         P.O. BOX 200 DETROIT, MICHIGAN
                                   48265-2000
                    (Address of principal executive offices)
                                   (Zip Code)

                                 (313) 556-5000
              (Registrant's telephone number, including area code)



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Items 1-4.        Not applicable.

Item 5.           Other Events

                           On June 2, the registrant made available to prospective investors a series term sheet setting forth a description of the collateral pool and the proposed structure. Capital Auto Receivables Asset Trust 2003-2 will issue the following: Class A-1 _____% Asset Backed Notes in the Aggregate Principal Amount of $755,000,000, Class A-2 _____% Asset Backed Notes in the Aggregate Principal Amount of $572,000,000, Class A-3 Asset Backed Notes in the Aggregate Principal Amount of $1,086,000,000, Class A-4 ____% Asset Backed Notes in the Aggregate Principal Amount of $505,400,000, and _____% Asset Backed Certificates with an aggregate initial Certificate Balance of $89,350,000. Only the Class A-2 Notes, the Class A-3 Notes, the Class A-4 Notes and the Certificates are being offered for sale. Capital Auto Receivables, Inc. will initially retain Certificates with an initial Certificate balance of $911,344.19. The series term sheet is attached hereto as Exhibit 99.

Item 6.           Not applicable.

Item 7.           Exhibits.

Exhibit 99.       The following is filed as an Exhibit to this Report under
                  Exhibit 99.

                           Series Term Sheet dated June 2, 2003, with respect to the proposed issuance of the Class A-1 Asset Backed Notes, Class A-2 Asset Backed Notes, Class A-3 Asset Backed Notes, Class A-4 Asset Backed Notes and the Asset Backed Certificates of Capital Auto Receivables Asset Trust 2003-2.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                     CAPITAL AUTO RECEIVABLES, INC.
                                     ==============================
                                              (Registrant)

                                     By:  /s/ WILLIAM F. MUIR
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Dated: June 4, 2003                     William F. Muir, Chairman of the Board















                                       2



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                                 EXHIBIT INDEX



EXHIBIT NO.             DESCRIPTION

EX-99 Series Term Sheet dated June 2, 2003, with respect to the proposed issuance of the Class A-1 Asset Backed Notes, Class A-2 Asset Backed Notes, Class A-3 Asset Backed Notes, Class A-4 Asset Backed Notes and the Asset Backed Certificates of Capital Auto Receivables Asset Trust 2003-2.